Execution Version

SIXTH AMENDMENT

TO AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT

This SIXTH AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT (this “Amendment”) is entered into as of September 26, 2025 (the “Sixth Amendment Execution Date”) among EXCELERATE ENERGY LIMITED PARTNERSHIP, a Delaware limited partnership (the “Borrower”), EXCELERATE ENERGY, INC., a Delaware corporation (“Parent”), the Guarantors (as defined in the Credit Agreement), WELLS FARGO BANK, N.A., as the Administrative Agent (the “Administrative Agent”), and the undersigned Lenders (as defined below, which Lenders constitute the Required Lenders under the Credit Agreement as of the date hereof). Unless otherwise defined herein, all capitalized terms used herein that are defined in the Credit Agreement referred to below shall have the meanings given such terms in the Credit Agreement.

WITNESSETH:

WHEREAS, the Borrower, the Administrative Agent and the financial institutions party thereto as lenders (the “Lenders”) are parties to that certain Amended and Restated Senior Secured Credit Agreement dated as of March 17, 2023 (as amended, restated, supplemented or otherwise modified from time to time, including pursuant to that certain First Amendment to Amended and Restated Senior Secured Credit Agreement dated September 8, 2023, that certain corrective amendment letter dated February 16, 2024, that certain Third Amendment to Amended and Restated Senior Secured Credit Agreement dated July 19, 2024, that certain Fourth Amendment to Amended and Restated Senior Secured Credit Agreement dated March 26, 2025, and that certain Fifth Amendment to Amended and Restated Senior Secured Credit Agreement dated April 21, 2025, the “Existing Credit Agreement” and, as further amended by this Amendment, the “Credit Agreement”);

WHEREAS, the Borrower has requested, and the Lenders party hereto have agreed, to amend the Credit Agreement to modify certain provisions relating to the making of Investments and Restricted Payments, as set forth herein and to be effective as of the Sixth Amendment Effective Date; and

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed as hereinafter set forth, the parties hereto agree:

SECTION 1. Amendments to Existing Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Existing Credit Agreement shall be amended effective as of the Sixth Amendment Effective Date in the manner provided in this Section 1:

1.1 Section 6.5(g) of the Existing Credit Agreement is hereby amended by replacing the ratio “2.75:1.00” therein with the ratio “3.25:1.00”.

1.2 Section 6.7(i) of the Existing Credit Agreement is hereby amended by replacing the ratio “2.25:1.00” therein with the ratio “3.25:1.00”.

SECTION 2. Conditions Precedent. The effectiveness of this Amendment is subject to satisfaction of each of the following conditions precedent (the date of such satisfaction, the “Sixth Amendment Effective Date”):

2.1 Executed Amendment. The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, Parent, the Administrative Agent and Lenders constituting the Required Lenders.

2.2 Consenting Lender Consent Fee. The Borrower shall have paid consent fees to the Administrative Agent for the ratable account of each of the undersigned consenting Lenders executing this Amendment on or prior to September 26, 2025 (as such date may be extended by the Borrower in its sole and absolute discretion) (the “Consenting Lenders”), in each case in an amount determined with respect to any Consenting Lender equal to 5 basis points (0.05%) of the aggregate amount of such Consenting Lender’s Revolving Credit Commitments as of the Sixth Amendment Effective Date.

SECTION 3. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

3.1 Accuracy of Representations and Warranties. Each representation and warranty of each Loan Party contained in the Loan Documents is true and correct in all material respects on and as of the date hereof (except (a) to the extent that any such representation and warranty is expressly limited to an earlier date, in which case, on the date hereof, such representation and warranty shall continue to be true and correct in all material respects as of such specified earlier date and (b) to the extent that any such representations and warranties are already qualified by materiality or by reference to Material Adverse Effect, in which case, such representations and warranties (as so qualified) shall be true and correct in all respects).

3.2 Due Authorization, No Conflicts. The execution, delivery and performance by the Borrower of this Amendment (a) are within the Borrower’s organizational powers, (b) have been duly authorized by necessary organizational action by the Borrower, (c) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority except such as have been obtained or made and are in full force and effect other than those third party approvals or consents which, if not made or obtained, would not cause a Default under the Loan Documents, could not reasonably be expected to have a Material Adverse Effect or do not have an adverse effect on the enforceability of the Loan Documents, (d) will not violate any applicable law, rule or regulation or the charter, by-laws or other organizational documents of Parent, the General Partner, the Borrower or any of its Restricted Subsidiaries or any order of any Governmental Authority, (e) will not violate or result in a default under any indenture, agreement or other instrument binding upon Parent, the General Partner, the Borrower or any of its Restricted Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by Parent, the General Partner, the Borrower or any of its Restricted Subsidiaries, and (f) will not result in the creation or imposition of, or the requirement to create, any Lien on any asset of Parent, the General Partner, the Borrower or any of its Restricted Subsidiaries (other than the Liens created by the Loan Documents).

3.3 Validity and Binding Effect. This Amendment constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

3.4 Absence of Defaults. No Default or Event of Default has occurred that is continuing immediately prior to or immediately after giving effect to this Amendment.

SECTION 4. Miscellaneous.

4.1 No Implied Consent or Waiver; Reservation of Rights. This Amendment shall not be construed as a consent or departure from or a waiver of the terms and conditions of the Credit Agreement (including with respect to any and all existing or prospective Defaults, if any), except as expressly set forth herein. No failure or delay on the part of the Administrative Agent or any Lender to exercise any right or remedy under any Loan Document or applicable law (including in respect of any and all existing or prospective Defaults, if any) shall operate as a consent to or a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or future exercise of any right or remedy, all of which are cumulative and are expressly reserved.

4.2 Reaffirmation of Loan Documents; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby ratified and confirmed. The Borrower, on behalf of each Loan Party hereby ratifies and confirms the Liens securing the Indebtedness and agrees that the amendments and modifications herein contained shall in no manner affect or impair the Indebtedness or the Liens securing payment and performance thereof.

4.3 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.4 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic transmission that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of Parent, the Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, Parent, the Borrower and each Loan Party hereby (i) agree that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, Parent, the Borrower and the Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Amendment shall have the same legal effect, validity and enforceability as any paper original, (ii) the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Amendment in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Amendment based solely on the lack of paper original copies of this Amendment, including with respect to any signature pages thereto and (iv) waives any claim against any Lender-Related Person for any Liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of Parent, the Borrower and/or any Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.

4.5 COMPLETE AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6 Interpretation. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa. The headings, captions and arrangements used in this Amendment are for convenience only, shall not affect the interpretation of this Amendment, and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

4.7 Titles of Sections. All titles or headings to the sections or other divisions of this Amendment are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

4.8 Severability. In case any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this

Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

4.9 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented fees and disbursements of counsel to the Administrative Agent, in each case, in accordance with (and as limited by) Section 9.3 of the Credit Agreement.

4.10 Loan Documents. The Borrower acknowledges and agrees that this Amendment is a Loan Document.

4.11 Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWER:

EXCELERATE ENERGY LIMITED PARTNERSHIP

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

PARENT:

EXCELERATE ENERGY INC.

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

[SIGNATURE PAGE TO SIXTH AMENDMENT - EXCELERATE ENERGY LIMITED PARTNERSHIP]

WELLS FARGO BANK, N.A.,

as Lender, Issuing Bank and Administrative Agent

By:	/s/ Nathan Starr
Name: Nathan Starr
Title: Managing Director

[SIGNATURE PAGE TO SIXTH AMENDMENT - EXCELERATE ENERGY LIMITED PARTNERSHIP]

DNB CAPITAL LLC,

as a Lender

By:	/s/ Andrew J. Shohet
Name: Andrew J. Shohet
Title: SVP & Head of Ocean Industries, North America

By:	/s/ Jessica Kai-Tseng Larsson
Name: Jessica Kai-Tseng Larsson
Title: First Vice President

DNB BANK ASA, NEW YORK BRANCH,

as Issuing Bank

By:	/s/ Jack Price
Name: Jack Price
Title: Assistant Vice President

By:	/s/ Pam Sorenson
Name: Pam Sorenson
Title: Assistant Vice President

[SIGNATURE PAGE TO SIXTH AMENDMENT - EXCELERATE ENERGY LIMITED PARTNERSHIP]

BARCLAYS BANK PLC,

as a Lender and Issuing Bank

By:	/s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

[SIGNATURE PAGE TO SIXTH AMENDMENT - EXCELERATE ENERGY LIMITED PARTNERSHIP]

MORGAN STANLEY BANK, N.A.,

as a Lender and Issuing Bank

By:	/s/ Aaron McLean
Name: Aaron McLean
Title: Authorized Signatory

[SIGNATURE PAGE TO SIXTH AMENDMENT - EXCELERATE ENERGY LIMITED PARTNERSHIP]

SUMITOMO MITSUI BANKINGCORPORATION,

as a Lender and Issuing Bank

By:	/s/ Kamila Ferraz Araujo
Name: Kamila Ferraz Araujo
Title: Director

[SIGNATURE PAGE TO SIXTH AMENDMENT - EXCELERATE ENERGY LIMITED PARTNERSHIP]

BNP PARIBAS,

as a Lender

By:	/s/ Sriram Chandrasekaran
Name: Sriram Chandrasekaran
Title: Director

By:	/s/ Nicolas Anberree
Name: Nicolas Anberree
Title: Director

[SIGNATURE PAGE TO SIXTH AMENDMENT - EXCELERATE ENERGY LIMITED PARTNERSHIP]

CREDIT AGRICOLE CORPORATION AND INVESTMENT BANK,

as a Lender and Issuing Bank

By:	/s/ Yannick Le Gourieres
Name: Yannick Le Gourieres
Title: Managing Director

By:	/s/ Alex Foley
Name: Alex Foley
Title: Director

[SIGNATURE PAGE TO SIXTH AMENDMENT - EXCELERATE ENERGY LIMITED PARTNERSHIP]

NORDEA BANK ABP, New York Branch,

as a Lender

By:	/s/ Erik Havnvik
Name: Erik Havnvik
Title: Managing Director

By:	/s/ Anna C. Ribe
Name: Anna Cecile Ribe
Title: Associate Director

[SIGNATURE PAGE TO SIXTH AMENDMENT - EXCELERATE ENERGY LIMITED PARTNERSHIP]

FIRST FINANCIAL BANK,

as a Lender

By:	/s/ Jim Esinduy
Name: Jim Esinduy
Title: Managing Director

[SIGNATURE PAGE TO SIXTH AMENDMENT - EXCELERATE ENERGY LIMITED PARTNERSHIP]